UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2024

THE SHERWIN-WILLIAMS COMPANY
(Exact Name of Registrant as Specified in Charter)

Ohio		1-04851	34-0526850
(State or other jurisdiction of incorporation)		(Commission file number)	(I.R.S. Employer Identification No.)

101 West Prospect Avenue
Cleveland,	Ohio		44115-1075
(Address of principal executive offices)			(Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.33-1/3 per share	SHW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.
On April 17, 2024, The Sherwin-Williams Company ("Sherwin-Williams") held its Annual Meeting of Shareholders ("Annual Meeting"). The shareholders voted on four items at the Annual Meeting, each of which is described in more detail in Sherwin-Williams' definitive proxy statement filed with the Securities and Exchange Commission on March 6, 2024. The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below.

Proposal 1. The shareholders elected the following 11 nominees as directors of Sherwin-Williams to serve until the next Annual Meeting and until their successors are elected. The voting results for the 11 nominees are as follows:

Name	For	Against	Abstentions	Broker Non-Votes

Kerrii B. Anderson	190,808,737	9,422,381	775,368	22,307,938
Arthur F. Anton	178,882,062	21,331,036	793,388	22,307,938
Jeff M. Fettig	194,015,543	6,177,462	813,481	22,307,938
John G. Morikis	191,954,930	8,473,980	577,576	22,307,938
Heidi G. Petz	199,235,454	1,229,528	541,504	22,307,938
Christine A. Poon	191,290,307	9,050,876	665,303	22,307,938
Aaron M. Powell	198,076,927	2,190,938	738,621	22,307,938
Marta R. Stewart	199,320,843	1,004,938	680,705	22,307,938
Michael H. Thaman	199,406,219	830,090	770,177	22,307,938
Matthew Thornton III	197,043,188	3,197,099	766,199	22,307,938
Thomas L. Williams	199,477,199	800,825	728,462	22,307,938

Proposal 2. The shareholders approved, on an advisory basis, the compensation of the named executive officers. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
182,951,823	16,737,578	1,317,085	22,307,938

Proposal 3. The shareholders approved the ratification of the appointment of Ernst & Young LLP as Sherwin-Williams' independent registered public accounting firm for 2024. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
207,719,650	14,950,816	643,958	0

Proposal 4. The shareholders approved a shareholder proposal to adopt a simple majority vote. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
142,182,076	56,735,237	2,089,173	22,307,938

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

April 22, 2024	By:	/s/ Stephen J. Perisutti
	Name:	Stephen J. Perisutti
	Title:	Senior Vice President - Deputy General Counsel and Assistant Secretary